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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012-April 30, 2013

ITEM 1.    REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17FR 270.30e -1):

Semi-Annual Report

April 30, 2013

Classes A, C, I, R, and W

Global Fund-of-Fund

■  ING Global Target Payment Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	5
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Portfolio of Investments	21
Advisory Contract Approval Discussion	23
Additional Information	27

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called “pension advance” companies lure customers with the promise of easy money, in exchange for a cut of the borrower’s retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as “advances”; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania’s Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2013

The new fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, rallying after a two-month slump that had ended in early June. Central banks from the U.S. to the U.K. to the European Central Bank (“ECB”) were keeping interest rates so low that investors were ratcheting their risk exposures higher in search of return. Early in 2013 they would be joined by the Bank of Japan, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. For the first half of our fiscal year, the index surged 16.70%. (The MSCI World IndexSM returned 14.67% for the six-months ended April 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi’s July pronouncement, amid waves of pessimism about the euro zone’s ability to survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro”. This seemed to work and by early 2013 the financial media had stopped talking about the euro’s inevitable demise. But confidence was then shaken twice. First, at the end of February, the Italian general election ended in the worst possible result: a stalemate on low turnout that signaled the rejection of reform. Next, in March, euro zone finance ministers agreed the basis of a bailout for insolvent Cyprus banks. It included a levy on all bank deposits, even insured deposits. The ministers soon backed off in the face of public outcry, but the damage was done. Final measures spared insured deposits but imposed a higher levy on uninsured deposits and came with capital controls to prevent a run on banks. In short order, a euro held in one country was different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., sentiment ebbed and flowed with economic data, which seemed to be improving but faded near the end. In particular the April employment report showed just 88,000 new jobs created in March, with the unemployment rate still stubbornly high at 7.6%. Indeed the Federal Reserve announced that it did not expect the 6.5% unemployment rate, which might presage tighter money, until 2015. Retail sales, purchasing managers’ indices and durable goods orders all disappointed in April, as did the preliminary estimate of first quarter gross domestic product (“GDP”), at 2.5% annualized.

There was little cheer on the political front. While the “fiscal cliff” had been avoided on the last day of 2012, in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the cooling economy as the fiscal half-year ended.

There was better news from the housing market. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 9.3% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose by a slight 0.09% in the six months through April, with the sub-indices relating to Treasuries and mortgages recording losses and investment grade corporates showing gains, in each case less than 1%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index returned 6.28%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 14.42% in the half-year, on the last day making a new all-time closing high, having eclipsed one month earlier the long-standing peak achieved on October 9, 2007. All sectors rose, led by consumer discretionary with a gain of 19.80% and health care 19.62%, while technology 6.7% and energy 8.34% lagged the most. Operating earnings per share for S&P 500® companies had set a record in the second quarter of 2012, before falling 9% by the fourth quarter. But with two thirds of companies having reported by the end of April, earnings for the first quarter of 2013 were in line for another all-time high.

In currency markets, the dollar slipped 1.58% against the resilient euro over the six months as events described above in Italy and Cyprus did not lead to contagion. The dollar rose 3.84% against the pound. Moody’s relieved the U.K. of its Aaa credit rating as the UK made little progress in reducing its budget deficit despite the regime of austerity. But the dollar climbed 22.16% over the yen due to the impending aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 59.52% and one well-watched index of Japanese stocks scored a 13-week winning streak for the first time since 1973. Investors hoped new Prime Minister Abe’s and Bank of Japan Governor Kuroda’s efforts to conquer deflation and get consumers and businesses spending again, would bear fruit. It was an uphill climb as the core consumer price index was reported in April as having fallen for the fifth straight month. The MSCI Europe ex UK® Index rose 13.40%, boosted by much larger rises in non-euro Switzerland and some Nordic markets. The euro zone reported its fifth straight quarterly fall in GDP and a new record unemployment rate of 12.1%, the range gaping from 5.4% in Germany to 26.7% in Spain. The MSCI UK® Index added 13.19%, with strength in financials and staples more than offsetting weakness in mining and energy. Having grown by 0.9% in the third quarter of 2012, largely due to statistical anomalies, fourth quarter GDP fell by 0.3%. But the “triple dip” recession was avoided as this fall was reversed in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Dow Jones Moderate Portfolio Index — Global Series
An unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO MANAGERS’ REPORT

ING Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds (“Underlying Funds”) in accordance with target allocations. The Fund is managed by Paul Zemsky, CFA, and Heather Hackett, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Risks specific to MPP: The Fund’s MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to shareholders which will decrease their cost basis in the Fund and will affect the amount of any capital gain or loss that shareholders realize when selling or exchanging their Fund shares. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.39% compared to the Dow Jones Moderate Portfolio Index (“DJ MP”) — Global Series, which returned 8.90% for the same period. During the period, the Fund made level monthly payments of $0.045 per share for Class A shares.

Portfolio Specifics: The Fund is a global fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the Underlying Funds (the “Target Allocations”). The Fund’s strategic allocation benchmark, the Global Target Payment Composite Index (“GTP Composite Index”), reflects these target allocations and returned 10.41% for the same period. The GTP Composite Index consisted of 5% S&P 500® Index, 9.5% Russell 1000® Value Index, 7.5% Russell 1000® Growth Index, 7% Russell Mid Cap Index, 2% Russell 2000® Index, 15% MSCI EAFE® Index; 5% MSCI EAFE® Small Cap Index; 5% MSCI Emerging Markets Index, 4% S&P Developed Property Index, 1.75% JP Morgan Global Bond Emerging Markets Index, 20% Barclays U.S. Aggregate Bond Index, 5.25% Barclays Global Aggregate Bond Index, 10% Barclays U.S. High Yield Index and 3% S&P/LSTA Leverage Loan Index as of April 30, 2013. The Fund’s underperformance versus the GTP Composite Index was due in large part to the underperformance of the Underlying Funds against their individual benchmarks.

Driving the Fund’s underperformance over the period was the performance of the Underlying Funds. All underlying equity strategies underperformed, with the exceptions of the ING Core Equity Research Fund and the ING Emerging Markets Equity Fund. The main detractors within equities were the ING International Core Fund, which underperformed the MSCI EAFE® Index; the ING MidCap Opportunities Fund, which underperformed the Russell Mid Cap Index; the ING Large Cap Value Fund, which underperformed the Russell 1000® Value Index; the ING Large Cap Growth Fund, which underperformed the Russell 1000® Growth Index; ING Core Equity Research, which underperformed the S&P 500® Index; and the ING Global Real Estate Fund, which underperformed the S&P Developed Property Index.

Target Allocations as of April 30, 2013 (percent of net assets)

Large Cap	22%
Mid Cap	7%
Small Cap	2%
International Equity	20%
Emerging Markets	5%
Real Estate	4%
Alternatives	0%
Fixed Income	40%
Portfolio holdings are subject to change daily.

Within fixed income all of the Underlying Funds outperformed their benchmarks, except ING Floating Rate Fund, which almost matched its benchmark. The main outperformers were the ING Intermediate Bond Fund, which outperformed the Barclays U.S. Aggregate Bond Index and the ING High Yield Bond Fund, which outperformed the Barclays U.S. High Yield Index.

Over the past six months, performance from tactical asset allocation decisions was neutral, driven primarily by negative overall performance from the Fund’s large-cap core underweight with corresponding overweights to emerging markets and international developed markets. This wiped out the positive performance from the high yield overweight and U.S. bond underweight as well as the large-cap value overweigh and large-cap growth underweight.

The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices including the S&P 500® Index, S&P 400 Index and MSCI EAFE® Index. The Fund’s option portfolio, driven by the overall strong equity markets, had a materially negative impact on Fund performance during the period.

Current Strategy and Outlook: The growth scare that many feared after key economic indicators in the United States weakened for April proved to be short lived. Economic data improved in the U.S. throughout the remainder of the month into May, as evidenced by indicators in the labor market, housing market and consumer spending. Although we are not out of the woods in terms of the full effects from the federal budget sequester and higher tax rates that were enacted earlier this year, so far consumers have weathered these headwinds particularly well. The impacts of rising equity and home prices, as well as weaker commodity prices flowing through to lower energy costs, have boosted sentiment and spending through an increased wealth effect. We continue to see further indications that European policy makers are willing to reconsider fiscal austerity. Nevertheless, we expect that a large-scale move to fiscal stimulus will depend on the outcome of September’s election in Germany. Economic data from China continues to be uninspiring, reinforcing a consensus view that emerging markets, China in particular, will remain weak. We remain constructive on equities for the longer term, and feel that recent economic data may point toward implementing a more constructive view on equities over the intermediate term horizons. In the near term we will be re-evaluating the Fund’s tactical underweight to large-cap value and mid-cap equities.

*	Please see the Fund’s “Additional Information” section regarding the MPP on page 27.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2013**	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2013**
Class A	$1,000.00	$1,083.90	0.53%	$2.74	$1,000.00	$1,022.17	0.53%	$2.66
Class C	1,000.00	1,079.30	1.28	6.60	1,000.00	1,018.45	1.28	6.41
Class I	1,000.00	1,085.50	0.24	1.24	1,000.00	1,023.60	0.24	1.20
Class R	1,000.00	1,082.90	0.78	4.03	1,000.00	1,020.93	0.78	3.91
Class W	1,000.00	1,084.40	0.28	1.45	1,000.00	1,023.41	0.28	1.40

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$2,032,020
Investments in affiliated underlying funds at fair value**	99,814,839
Short-term investments at fair value***	1,212,040
Total Investments at fair value	$103,058,899
Receivables:
Investment securities sold	301,444
Fund shares sold	707,925
Dividends	78
Prepaid expenses	51,498
Reimbursement due from manager	16,444
Total assets	104,136,288
LIABILITIES:
Income distribution payable	47,381
Payable for investments in affiliated underlying funds purchased	560,732
Payable for investment securities purchased	553,708
Payable for fund shares redeemed	252,262
Payable for investment management fees	6,502
Payable for administrative fees	8,127
Payable for distribution and shareholder service fees	33,621
Payable for directors fees	986
Other accrued expenses and liabilities	19,398
Written options, at fair valueˆ	413,456
Total liabilities	1,896,173
NET ASSETS	$102,240,115
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$95,152,627
Undistributed net investment income	1,722,082
Accumulated net realized loss	(267,160)
Net unrealized appreciation	5,632,566
NET ASSETS	$102,240,115

________________
* Cost of investments in securities	$1,995,583
** Cost of investments in affiliated underlying funds	$94,106,698
*** Cost of short-term investments	$1,212,040
ˆ Premiums received on written options	$301,444

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Class A
Net assets	$54,711,312
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,161,437
Net asset value and redemption price per share	$8.88
Maximum offering price per share (5.75%)(1)	$9.42

Class C
Net assets	$28,761,127
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,130,986
Net asset value and redemption price per share†	$9.19

Class I
Net assets	$6,120,387
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	690,106
Net asset value and redemption price per share	$8.87

Class R
Net assets	$3,166
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	357
Net asset value and redemption price per share	$8.88

Class W
Net assets	$12,644,123
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,428,303
Net asset value and redemption price per share	$8.85

________________
(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,920,487
Dividends	45,876
Total investment income	1,966,363
EXPENSES:
Investment management fees	36,798
Distribution and shareholder service fees:
Class A	64,681
Class C	120,818
Class R	7
Transfer agent fees:
Class A	16,754
Class C	7,758
Class I	790
Class R	1
Class W	3,366
Administrative service fees	45,996
Shareholder reporting expense	12,854
Registration fees	48,421
Professional fees	19,301
Custody and accounting expense	2,541
Directors fees	1,864
Miscellaneous expense	3,585
Total expenses	385,535
Net waived and reimbursed fees	(72,033)
Net expenses	313,502
Net investment income	1,652,861

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	83,617
Capital gain distributions from affiliated underlying funds	633,897
Sale of affiliated underlying funds	1,164,270
Written options	(823,266)
Net realized gain	1,058,518
Net change in unrealized appreciation (depreciation) on:
Investments	36,437
Affiliated underlying funds	4,811,776
Written options	(93,486)
Net change in unrealized appreciation (depreciation)	4,754,727
Net realized and unrealized gain	5,813,245
Increase in net assets resulting from operations	$7,466,106

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$1,652,861	$1,584,042
Net realized gain	1,058,518	3,470,050
Net change in unrealized appreciation	4,754,727	1,439,478
Increase in net assets resulting from operations	7,466,106	6,493,570

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(623,474)	(1,410,886)
Class C	(183,196)	(387,216)
Class I	(73,675)	(164,304)
Class R	(31)	(75)
Class W	(123,748)	(230,728)
Net realized gains:
Class A	(653,211)	(1,280,479)
Class C	(261,244)	(446,913)
Class I	(68,991)	(130,253)
Class R	(42)	(70)
Class W	(116,520)	(191,329)
Return of capital:
Class A	(345,444)	(645,604)
Class C	(235,339)	(224,160)
Class I	(42,453)	(67,910)
Class R	(21)	(40)
Class W	(111,743)	(95,630)
Total distributions	(2,839,132)	(5,275,597)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,883,429	35,727,147
Reinvestment of distributions	2,419,869	3,791,084
	27,303,298	39,518,231
Cost of shares redeemed	(16,313,512)	(35,457,557)
Net increase in net assets resulting from capital share transactions	10,989,786	4,060,674
Net increase in net assets	15,616,760	5,278,647

NET ASSETS:
Beginning of year or period	86,623,355	81,344,708
End of year or period	$102,240,115	$86,623,355
Undistributed net investment income at end of year or period	$1,722,082	$985,536

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-13	8.45	0.16	•	0.53	0.69	0.14	0.06	0.06	0.26	—	8.88	8.39	0.69	0.53	0.53	3.83	54,711	45
10-31-12	8.30	0.17		0.52	0.69	0.23	0.20	0.11	0.54	—	8.45	8.58	0.70	0.51	0.51	2.01	50,693	75
10-31-11	8.79	0.16		(0.11)	0.05	0.26	—	0.28	0.54	—	8.30	0.40	0.73	0.48	0.48	1.75	52,393	77
10-31-10	8.12	0.20	•	1.01	1.21	0.50	—	0.04	0.54	—	8.79	15.47	0.81	0.45	0.45	2.41	39,483	30
10-31-09	7.49	0.22	•	0.96	1.18	0.23	0.20	0.12	0.55	—	8.12	16.92	1.55	0.49	0.49	3.00	29,211	40
07-01-08(5)–10-31-08	10.00	0.06		(2.37)	(2.31)	0.20	—	—	0.20	—	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
04-30-13	8.75	0.13	•	0.55	0.68	0.12	0.06	0.06	0.24	—	9.19	7.93	1.44	1.28	1.28	2.84	28,761	45
10-31-12	8.59	0.11		0.54	0.65	0.18	0.20	0.11	0.49	—	8.75	7.81	1.45	1.26	1.26	1.28	21,912	75
10-31-11	9.09	0.08	•	(0.09)	(0.01)	0.21	—	0.28	0.49	—	8.59	(0.28)	1.48	1.23	1.23	0.91	16,784	77
10-31-10	8.38	0.09	•	1.09	1.18	0.43	—	0.04	0.47	—	9.09	14.61	1.56	1.20	1.20	1.07	6,582	30
10-31-09	7.69	0.14	•	1.02	1.16	0.15	0.20	0.12	0.47	—	8.38	15.99	2.30	1.24	1.24	1.87	1,032	40
08-29-08(5)–10-31-08	9.95	0.02		(2.19)	(2.17)	0.09	—	—	0.09	—	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
04-30-13	8.44	0.18	•	0.52	0.70	0.15	0.06	0.06	0.27	—	8.87	8.55	0.40	0.24	0.24	4.08	6,120	45
10-31-12	8.30	0.20		0.51	0.71	0.26	0.20	0.11	0.57	—	8.44	8.76	0.43	0.24	0.24	2.39	5,213	75
10-31-11	8.78	0.18		(0.10)	0.08	0.28	—	0.28	0.56	—	8.30	0.79	0.46	0.21	0.21	2.03	5,464	77
10-31-10	8.12	0.15	•	1.07	1.22	0.52	—	0.04	0.56	—	8.78	15.66	0.56	0.20	0.20	1.79	3,870	30
10-31-09	7.50	0.24	•	0.95	1.19	0.25	0.20	0.12	0.57	—	8.12	17.15	1.30	0.24	0.24	3.31	2	40
07-01-08(5)–10-31-08	10.00	0.06		(2.35)	(2.29)	0.21	—	—	0.21	—	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class R
04-30-13	8.45	0.15	•	0.53	0.68	0.13	0.06	0.06	0.25	—	8.88	8.29	0.94	0.78	0.78	3.50	3	45
10-31-12	8.30	0.15		0.52	0.67	0.21	0.20	0.11	0.52	—	8.45	8.30	0.95	0.76	0.76	1.84	3	75
08-05-11(5)–10-31-11	8.41	0.03	•	(0.01)	0.02	0.07	—	0.06	0.13	—	8.30	0.30	0.98	0.73	0.73	1.46	3	77
Class W
04-30-13	8.43	0.17	•	0.52	0.69	0.15	0.06	0.06	0.27	—	8.85	8.44	0.44	0.28	0.28	3.88	12,644	45
10-31-12	8.28	0.19		0.53	0.72	0.26	0.20	0.11	0.57	—	8.43	8.91	0.45	0.26	0.26	2.30	8,802	75
10-31-11	8.77	0.16	•	(0.09)	0.07	0.28	—	0.28	0.56	—	8.28	0.67	0.48	0.23	0.23	1.89	6,701	77
10-31-10	8.11	0.21	•	1.01	1.22	0.52	—	0.04	0.56	—	8.77	15.69	0.56	0.20	0.20	2.52	2,197	30
10-31-09	7.48	0.25	•	0.95	1.20	0.25	0.20	0.12	0.57	—	8.11	17.33	1.30	0.24	0.24	3.38	1,111	40
07-01-08(5)–10-31-08	10.00	0.07		(2.38)	(2.31)	0.21	—	—	0.21	—	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. As of April 30, 2013, there were eight separate active investment series, which comprised the Company. This report is for Global Target Payment, which is a diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The valuations of the Fund’s investments in Underlying Funds are based on the net asset values (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Direct investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.

C.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s MPP.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required.

Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended April 30, 2013.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of April 30, 2013, the total value of written OTC call options subject to Master Agreements in a net liability position was $413,456. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end.

G.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the period ended April 30, 2013, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated underlying funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated underlying funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated underlying funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the period ended April 30, 2013.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the period ended April 30, 2013, were $50,531,397 and $42,081,240, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, based on the average daily net assets of the Fund.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for the Fund. Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R pay the Distributor a Distribution and/or Shareholder Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$66,361	$—
Contingent Deferred Sales Charges	$—	$1,267

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class R(1)	Class W(1)
1.30%	2.05%	1.05%	1.55%	1.05%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund. As of April 30, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

April 30,
2014	2015	2016	Total
$141,192	$164,154	$150,087	$455,433

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — WRITTEN OPTIONS

Transactions in written OTC call options on equity indices for the six months ended April 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/12	150,564	$341,486
Options Written	676,074	1,525,574
Options Expired	(76,881)	(285,711)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(592,019)	(1,279,905)
Balance at 4/30/13	157,738	$301,444

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended April 30, 2013, the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
4/30/2013	1,404,125	146,982	(1,386,208)	164,899	12,210,123	1,280,735	(12,126,428)	1,364,430
10/31/2012	2,515,174	233,128	(3,061,616)	(313,314)	21,136,762	1,951,123	(25,451,727)	(2,363,842)
Class C
4/30/2013	835,691	67,145	(277,297)	625,539	7,552,092	605,357	(2,480,545)	5,676,904
10/31/2012	1,059,950	111,917	(620,499)	551,368	9,231,220	969,117	(5,359,870)	4,840,467
Class I
4/30/2013	138,006	21,293	(86,544)	72,755	1,196,674	185,119	(756,743)	625,050
10/31/2012	191,273	43,293	(275,737)	(41,171)	1,604,757	362,464	(2,345,100)	(377,879)
Class R
4/30/2013	—	—	—	—	—	—	—	—
10/31/2012	—	—	—	—	—	—	—	—
Class W
4/30/2013	453,225	40,132	(109,222)	384,135	3,924,540	348,658	(949,796)	3,323,402
10/31/2012	448,993	60,879	(274,571)	235,301	3,754,408	508,380	(2,300,860)	1,961,928

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information. The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Investments/Developing and Emerging Markets Risk. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS (continued)

certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current tax period ending April 30, 2013 has been estimated below and may change after the Fund’s tax year-end of December 31, 2013. The tax composition of dividends and distributions to shareholders was as follows:

Four Months Ended April 30, 2013	Tax Year Ended December 31, 2012
Ordinary Income	Ordinary Income	Long-term Capital Gain
$1,906,446	$4,446,263	$941,390

The tax-basis components of distributable earnings as of the Fund’s tax year ended December 31, 2012 were:

Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$95,585	$786,725

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year 2008.

As of April 30, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS (continued)

ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved a new advisory and sub-advisory agreement for the Fund in connection with the IPO. In addition, shareholders of the Fund have been asked to approve a new investment advisory and affiliated sub-advisory agreement prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Fund approved new advisory and affiliated sub advisory agreement on June 12, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a stand-alone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.

Dividends

Subsequent to April 30, 2013, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	June 3, 2013	May 30, 2013
Class C	$0.0410	June 3, 2013	May 30, 2013
Class I	$0.0470	June 3, 2013	May 30, 2013
Class R	$0.0440	June 3, 2013	May 30, 2013
Class W	$0.0470	June 3, 2013	May 30, 2013

Line of Credit

Pursuant to an agreement dated May 24, 2013, the Fund included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the Investment Adviser, has entered into an unsecured committed revolving line of credit with BNY for an aggregate amount of $200,000,000. This agreement supersedes the Credit Agreement that was in place at April 30, 2013.

Proposals

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees/Directors of the Trust/Company. The Nominees include Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 6, 2013. The election of the Nominees is effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

On June 12, 2013, shareholders approved a bifurcated management fee structure. The Fund will pay an

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS (continued)

advisory fee equal to 0.08% of the fund’s average daily net assets invested in Underlying Funds and 0.30% of the Fund’s average daily net assets invested in direct investment.

The Fund has evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.0%
21,200	iShares iBoxx $High Yield Corporate Bond Fund	$2,032,020	2.0

	Total Exchange-Traded Funds (Cost $1,995,583)	2,032,020	2.0

MUTUAL FUNDS: 97.6%
	Affiliated Investment Companies: 97.6%
346,420	ING Core Equity Research Fund — Class I	5,109,694	5.0
445,376	ING Emerging Markets Equity Fund — Class I	5,148,549	5.0
295,633	ING Floating Rate Fund — Class I	3,042,060	3.0
617,395	ING Global Bond Fund — Class I	7,093,866	6.9
206,319	ING Global Real Estate Fund — Class I	4,161,463	4.1
1,325,067	ING High Yield Bond Fund — Class I	11,196,814	10.9
1,944,608	ING Intermediate Bond Fund — Class I	19,854,446	19.4
1,507,623	ING International Core Fund — Class I	15,528,513	15.2
122,017	ING International SmallCap Fund — Class I	5,188,163	5.1
676,222	ING Large Cap Growth Fund — Class I	7,661,598	7.5
691,834	ING Large Cap Value Fund — Class I	8,661,757	8.5
106,252	ING MidCap Opportunities Fund — Class I	2,537,294	2.5
189,054	ING MidCap Value Fund — Class I	2,584,363	2.5
127,255	ING Small Company Fund — Class I	2,046,259	2.0

	Total Mutual Funds (Cost $94,106,698)	99,814,839	97.6

	Total Long-Term Investments (Cost $96,102,281)	101,846,859	99.6

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
1,212,040	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,212,040)	1,212,040	1.2

	Total Short-Term Investments (Cost $1,212,040)	1,212,040	1.2

	Total Investments in Securities (Cost $97,314,321)	$103,058,899	100.8
	Liabilities in Excess of Other Assets	(818,784)	(0.8)
	Net Assets	$102,240,115	100.0

Cost for federal income tax purposes is $97,254,933.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,077,061
Gross Unrealized Depreciation	(273,095)
Net Unrealized Appreciation	$5,803,966

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,032,020	$—	$—	$2,032,020
Mutual Funds	99,814,839	—	—	99,814,839
Short-Term Investments	1,212,040	—	—	1,212,040
Total Investments, at fair value	$103,058,899	$—	$—	$103,058,899
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(413,456)	$—	$(413,456)
Total Liabilities	$—	$(413,456)	$—	$(413,456)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the six months ended April 30, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 4/30/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING High Yield Bond Fund — Class I	$8,723,560	$2,704,504	$(674,276)	$443,026	$11,196,814	$296,567	$43,677	$—
ING Large Cap Growth Fund — Class I	6,517,125	2,706,633	(2,108,355)	546,195	7,661,598	32,169	6,731	—
	$15,240,685	$5,411,137	$(2,782,631)	$989,221	$18,858,412	$328,736	$50,408	$—

ING Global Target Payment Fund Written OTC Options on April 30, 2013:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
138,096	Citigroup, Inc.	Call on iShares® MSCI EAFE Index	61.030 USD	05/28/13	$139,063	$(197,701)
5,539	Goldman Sachs & Co.	Call on S&P 500® Index	1,585.160 USD	05/28/13	112,386	(145,187)
14,103	Citigroup, Inc.	Call on SPDR® S&P® MidCap 400 ETF	208.530 USD	05/28/13	49,995	(70,568)
Total Written OTC Options					$301,444	$(413,456)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$413,456
Total Liability Derivatives		$413,456

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(823,266)
Total	$(823,266)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(93,486)
Total	$(93,486)

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT FOR ING GLOBAL TARGET PAYMENT FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013, including specific considerations with respect to ING Global Target Payment Fund.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 12-13, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one- and three-year periods ending September 30, 2012.

In evaluating the investment performance of ING Global Target Payment Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods and underperformed its Morningstar category median for the three-year period; (2) the Fund outperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods and underperformed its benchmark index for the three-year period; and (3) the Fund is ranked in its Morningstar category in the first quintile for each of the most recent calendar quarter, year-to-date and one-year periods and in the third quintile for the three-year period. The Board also noted that the Fund provided monthly distributions to shareholders throughout the year consistent with the Funds managed payment policy and its primary investment objective.

Subject to the foregoing, the Board concluded that (i) the performance of the Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements.

In assessing the reasonableness of the management fee for ING Global Target Payment Fund, the Board noted that as of June 30, 2012, the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded that the fee charged to ING Global Target Payment Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of breakpoints with respect to ING Global Target Payment Fund at this time.

ADDITIONAL INFORMATION (UNAUDITED)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions.

For the calendar year 2013, the Fund is making a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for Class I and Class W shares, and $0.044 per share for Class R shares. The level monthly payment amount for calendar year 2013 is the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.40% for Class A shares, 5.65% for Class C shares, 6.65% for each of Class I and Class W shares and 6.15% for Class R shares, respectively, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A shares, $410 from their holdings in Class C, $470 from their holdings in Class I or Class W shares, and $430 from holdings in Class R shares of the Fund during 2012.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate, for the Fund’s shares; and ii) the Trailing Average Account Value, which will vary by share class for the Fund’s Class A, C, I, R and W shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-AGTPALL (0413-062113)

Item 2.    Code of Ethics.

Not required for semi-annual filing.

Item 3.    Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.    Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.    Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.    Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.    Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a) (19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 11.  Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a -2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: July 2, 2013

By:	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date: July 2, 2013